Exhibit 10.5.4

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 22, 2015, by and among PUBLIC STORAGE, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 21, 2012,  as amended by that certain Letter Agreement dated as of April 12, 2012,  that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 17, 2013 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 31, 2015, each among the Borrower, the Agent and the Lenders party thereto (as so amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.    Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is amended as follows:

(a)The Credit Agreement is amended by restating the table appearing in the definition of “Applicable Margin” in Section 1.1. in its entirety to read as follows:

Level	Ratio of Total Indebtedness to Gross Asset Value	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	Less than or equal to 0.10 to 1.00	0.850%	0.850%
2	Greater than 0.10 to 1.00 but less than or equal to 0.20 to 1.00	0.875%	0.875%
3	Greater than 0.20 to 1.00 but less than or equal to 0.25 to 1.00	0.950%	0.950%
4	Greater than 0.25 to 1.00 but less than or equal to 0.35 to 1.00	1.050%	1.050%
5	Greater than 0.35 to 1.00 but less than or equal to 0.45 to 1.00	1.250%	1.250%
6	Greater than 0.45 to 1.00	1.450%	1.450%

(b)The Credit Agreement is amended by adding the following definitions to Section 1.1. in their appropriate alphabetical order location:

“PS Business Park Group” means PS Business Parks, Inc., a California corporation, PS Business Parks L.P., a California limited partnership and any Subsidiary of PS Business Parks, Inc. or PS Business Parks L.P.

“Shurgard Group” means Shurgard Europe, Shurgard German Holdings LLC, a Delaware limited liability company and any Subsidiary of Shurgard Europe or Shurgard German Holdings LLC.

(c)The Credit Agreement is amended by restating the definition of “Subsidiary” in Section 1.1. in its entirety to read as follows:

“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the Board of Trustees or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.  Notwithstanding the foregoing, no member of the Shurgard Group or the PS Business Park Group shall at any time constitute or be considered to be a Subsidiary of the Borrower for any purpose of this Agreement so long as (a) any class of Equity Interests of the applicable holding company of the Shurgard Group or the PS Business Park Group, as applicable, is publicly traded and (b) such holding company is not a Wholly Owned Subsidiary of the Borrower.

(d)The Credit Agreement is amended by restating clauses (i) and (iii) of Section 11.1.(d) in their entirety to read as follows:

(i)The Borrower or any Subsidiary shall fail to pay when due and payable the principal of, or interest on, any Recourse Indebtedness (other than the Loans) having an aggregate outstanding principal amount of $150,000,000 or more (“Material Indebtedness”) and such failure shall continue beyond any applicable cure periods; or

(iii)Any other event shall have occurred and be continuing (including the expiration of any applicable cure periods) which permits any holder or holders of any Recourse Indebtedness (other than the Loans) having an aggregate outstanding principal amount of $150,000,000 or more (“Other Material Indebtedness”), any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of Other Material Indebtedness or require any Other Material Indebtedness to be prepaid or repurchased prior to its stated maturity.

Section 2.    Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of a counterpart of this Amendment duly executed by the Borrower, the Agent and Lenders constituting the Requisite Lenders.

Section 3.    Representations.  The Borrower represents and warrants to the Agent and the Lenders that:

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(a)Authorization; Execution; Binding Effect.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby.  This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or in equity).

(b)Compliance of Agreement, Etc. with Laws.  The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the Borrower’s declaration of trust or bylaws, or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties is bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

(c)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.    Reaffirmation of Representations.  The Borrower hereby certifies to the Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same force and effect as if such representations and warranties were made on and as of the date hereof, except to the extent such representations and warranties expressly related solely to an earlier day (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

Section 5.    Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.    This Amendment is a Loan Document.

Section 6.    Costs and Expenses.  Each of the Borrower and the Agent shall bear its own out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with the preparation, negotiation and execution of this Amendment.

Section 7.    Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

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Section 9.    Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Credit Agreement remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.    The Credit Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10.    Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.    Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

PUBLIC STORAGE

By:	/s/ John Reyes
Name: John Reyes
Title: Chief Financial Officer

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Credit Agreement for Public Storage]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, as Swingline Lender and as a Lender

By:	/s/ Dale Northrup
Name: Dale Northrup
Title: Senior Vice President

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Credit Agreement for Public Storage]

BANK OF AMERICA, N.A.

By:	/s/ Helen Chan
Name: Helen Chan
Title: Vice President

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Credit Agreement for Public Storage]

CITIBANK, N.A.

By:	/s/ John Rowland
Name: John Rowland
Title: Vice President

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Credit Agreement for Public Storage]

MORGAN STANLEY BANK, N.A.

By:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

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Credit Agreement for Public Storage]

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director